Contingencies - Summary of Ab Inbev's Material Tax Proceedings Related to Ambev and Its Subsidiaries (Detail) - Ambev [member] - Legal proceedings contingent liability [member] - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Disclosure of detailed information about material tax [line items]
Income tax and social contribution	$ 10,372	$ 10,781
Value-added and excise taxes	4,483	5,514
Other taxes	727	1,018
Material tax net	$ 15,582	$ 17,313